UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                   Form 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 24, 2000


                        Commission file number 000-28697

                            PRESIDENTS TELECOM, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           Nevada                                       94-3342064
-------------------------------           --------------------------------------
(State of other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

           460-1301 Dove St.
      Newport Beach, California                            92660
--------------------------------------                  -------------
(Address of Principal Executive Office)                  (Zip Code)


                                 (604) 469-6957
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On March 7, 2000 the Company executed a Rescission Agreement with HIV-VAC, Inc. to rescind the transaction filed in a Form 8-K on February 23, 2000. On February 23, 2000 Debra Nicholson resigned as President, Secretary, Treasurer and Director and Anthony N. DeMint became Sole Director, President, Secretary, Treasurer and the only stockholder of record.

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of March 15, 2000 between Presidents Telecom, Inc., ("PTI"), a Nevada corporation, and Central America Fuel Technology, Inc. ("CAFT"), a Nevada corporation, all the outstanding shares of common stock of CAFT were exchanged for 5,000 shares of 144 restricted common stock of PTI in a transaction in which PTI was the successor corporation.

     A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between PTI and CAFT

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     On February 23, 2000 Debra Nicholson resigned as President, Secretary, Treasurer and Sole Director and Anthony N. DeMint became Sole Director, President, Secretary and Treasurer.

     Pursuant to the merger the Officers and Directors of PTI, the successor corporation, will remain the same.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a)   Financial Statements

          1. Audited financial statements for the years ended December 31, 1999 and 1998.

          2.* Audited financial statements for the years ended December 31, 1998, 1997, 1996

          3.* Unaudited financial statements for the ten months ending October 31, 1999.

     b)   Exhibits

          2.1* Agreement and Plan of Merger between Presidents Telecom, Inc. and
               Central America Fuel Technology, Inc.

          2.2* Certificate  of  Merger  between  Presidents  Telecom,  Inc.  and
               Central America Fuel Technology, Inc.

          2.3* Unanimous consent of Stockholder

-----------------

*    Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRESIDENTS TELECOM, INC.

                                            By: /s/ Alexander Anderson
                                               ---------------------------
                                                Alexander Anderson, President

Date: April 21, 2000

                                 C O N T E N T S


Independent Auditors' Report................................................F-1

Balance Sheet...............................................................F-2

Statements of Operations....................................................F-3

Statements of Stockholders' Equity..........................................F-4

Statements of Cash Flows....................................................F-5

Notes to the Financial Statements...........................................F-6

                          INDEPENDENT AUDITORS' REPORT



To the Stockholders of
Presidents Telecom, Inc.
(A Development Stage Company)
Newport Beach, California

We have audited the accompanying balance sheet of Presidents Telecom, Inc. (a development stage company) as of December 31, 1999 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1999 and 1998 and from inception on May 4, 1987 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Presidents Telecom, Inc. (a development stage company) as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and from inception on May 4, 1987 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company is a development stage company with no significant operating results to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.



Jones, Jensen & Company
Salt Lake City, Utah
March 25, 2000
                                      F-1

                             PRESIDENTS TELECOM, INC
                          (A Development Stage Company)
                                  Balance Sheet


                                     ASSETS

                                                                    December 31,
                                                                       1999
                                                                    ------------

CURRENT ASSETS

   Cash                                                         $       8,339
   Accounts receivable                                                  4,894
                                                                    ----------
     Total Current Assets                                              13,233
                                                                    ----------
FIXED ASSETS (Note 3)                                                 254,306
                                                                    ----------
OTHER ASSETS

   Notes receivable - related party (Note 4)                                -
   Deposits                                                            34,968
                                                                    ----------
     Total Other Assets                                                34,968
                                                                    ----------
     TOTAL ASSETS                                              $      302,507
                                                                    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Notes payable - related party (Note 2)                             131,599
                                                                    ----------
     Total Current Liabilities                                        131,599
                                                                    ----------
STOCKHOLDERS' EQUITY

   Common stock: 100,000,000 shares authorized of
    $0.0001 par value 21,095,002 shares issued
    and outstanding                                                    2,110
   Additional paid-in capital                                        785,619
   Subscription receivable                                          (150,000)
   Deficit accumulated during the development stage                 (466,821)
                                                                   ----------
     Total Stockholders' Equity                                      170,908
                                                                   ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $      302,507
                                                                   ==========

   The accompanying notes are an integral part of these financial statements.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                            Statements of Operations


                                                                   From
                                                               Inception on
                                                                May 4, 1987
                                                                  Through
                                            December 31,        December 31,
                                       1999          1998           1999
                                      ------        ------     ---------------

REVENUES                         $    36,117      $      -      $   36,117

EXPENSES                             500,488         1,450         502,938
                                   ----------      --------      ---------
NET LOSS                         $  (464,371)     $ (1,450)     $ (466,821)
                                   ==========      ========      =========
BASIC LOSS PER SHARE             $     (0.09)     $  (0.00)
                                   ==========      ========
WEIGHTED AVERAGE NUMBER
 OF SHARES                         5,259,096     1,250,000
                                   ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                       Statements of Stockholders' Equity

                                                                                                   Deficit
                                                                                                 Accumulated
                                                                  Additional                      During the
                                           Common Stock            Paid-in      Subscription     Development
                                        Shares        Amount       Capital       Receivable         Stage
                                       --------      --------    ------------   -------------   --------------

Inception, May 4, 1987                       -     $       -      $      -      $       -        $       -

Common stock issued for cash        10,000,000         1,000             -              -                -

Net loss from inception on May 4,
 1997 through December 31, 1997              -             -             -              -           (1,000)
                                   ------------     ---------     ---------     ----------       -----------
Balance, December 31, 1997          10,000,000         1,000             -              -           (1,000)

Net loss for the year ended
 December 31, 1998                           -             -             -              -           (1,450)
                                   ------------     ---------     ---------     ----------       -----------
Balance, December 31, 1998          10,000,000         1,000             -              -           (2,450)

Common stock issued for cash
 at $0.15 per share                  1,000,000           100       149,900       (150,000)               -

Common stock issued for
 purchase of Global E-Com
 at $0.054 per share                10,000,000         1,000       540,662             -                 -

Contributed capital                          -             -            67             -                 -

Stock issued for cash at $1.00
 per share                              90,002             9        89,991             -                 -

Stock issued for services at $1.00
 per share                               5,000             1         4,999             -                 -

Net loss for the year ended
 December 31, 1999                           -             -             -             -          (464,371)
                                   ------------     ---------     ---------     ----------       -----------
Balance, December 31, 1999          21,095,002      $  2,110      $785,619     $(150,000)      $ (466,821)
                                   ============     =========     =========     ==========       ===========


   The accompanying notes are an integral part of these financial statements.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                     From
                                                                                  Inception on
                                                                                  May 4, 1987
                                                                                    Through
                                                         December 31,             December 31,
                                                      1999          1998              1999
                                                     ------        ------        --------------


CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                    $   (464,371)     $  (1,450)     $   (466,821)
   Adjustments to reconcile net loss to net
    cash used by operating activities:
     Depreciation expense                            16,774              -            16,774
     Bad debt expense                               366,483              -           366,483
     Common stock issued for services                 5,067              -             6,067
   Changes in operating assets and liabilities:
     Increase (decrease) in accounts receivable      (4,894)             -            (4,894)
     Increase (decrease) in notes receivable         46,395              -            46,395
     Increase (decrease) in deposits                   (750)             -              (750)
     Increase (decrease) in current liabilities
      and accrued interest                           (1,450)         1,450                 -
                                                  ----------      ----------      ------------

       Net Cash Provided (Used) by Operating
        Activities                                  (36,746)             -           (36,746)
                                                  ----------      ----------      ------------
CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of fixed assets                         (43,290)             -           (43,290)
                                                  ----------      ----------      ------------
       Net Cash Provided (Used) by Investing
        Activities                                  (43,290)             -           (43,290)
                                                  ----------      ----------      ------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Cash purchased in acquisition                      6,776              -             6,776
   Common stock issued for subscription
     receivable                                    (150,000)             -          (150,000)
   Payment on note payable                           (8,881)             -            (8,881)
   Proceeds from note payable - related party           480              -               480
   Common stock issued for cash                     240,000              -           240,000
                                                  ----------      ----------      ------------
       Net Cash Provided (Used) by Financing
        Activities                                   88,375              -            88,375
                                                  ----------      ----------      ------------
NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                        -              -                 -

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                     -              -                 -
                                                  ----------      ----------      ------------
CASH AND CASH EQUIVALENTS AT END
  OF PERIOD                                      $    8,339       $      -        $    8,339
                                                  ==========      ==========      ============

   The accompanying notes are an integral part of these financial statements.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                      Statements of Cash Flows (Continued)

                                                                   From
                                                               Inception on
                                                                May 4, 1987
                                                                 Through
                                          December 31,         December 31,
                                      1999           1998          1999
                                     ------         ------    ---------------

CASH PAID FOR:

   Interest                       $       -          $    -   $          -
   Taxes                          $       -          $    -   $          -

NON-CASH FINANCING ACTIVITIES:

   Common stock issued for
   acquisition of Global E-Com    $ 541,662          $    -   $    541,662





   The accompanying notes are an integral part of these financial statements.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                        Notes to the Financial statements
                           December 31, 1999 and 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          This summary of significant accounting policies of Presidents Telecom, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          a. Organization and Business Activities

          The Company was organized May 4, 1987, under the laws of the State of Nevada, as Energy Realty Corp. On July 31, 1992, the name changed to Balcor International. On December 18, 1998, the Company's name changed to Dimension House, Inc. On October 28, 1999, the corporate name was changed to Presidents Telecom, Inc. The Company has obtained to sales of long distance services in Costa Rico. The Company currently has minimal operations and, in accordance with SFAS #7, is considered a development stage company.

          b. Common Stock

          On May 5, 1987, the Company issued 2,500 shares of its no par value common stock for $1,000 cash.

          On September 2, 1998, the State of Nevada approved the Company's restated Articles of Incorporation, which increased its capitalization from 2,500 common shares of no par value stock to 25,000,000 common shares of $0.0001 par value.

          On September 2, 1998, the Company forward split it's common stock 500:1, thus increasing the number of outstanding common shares from 2,500 shares to 1,250,000 shares.

          On December 18, 1998, the State of Nevada approved the Company's restated Articles of Incorporation, which increased its capitalization from 25,000,000 common shares to 100,000,000 common shares. The par value remained unchanged at $0.0001.

          Effective January 1, 1999, the Company forward split its common stock of an 8:1 basis bringing the outstanding shares to 10,000,000 shares.

          Statement  of   stockholders'   equity  is   presented   retroactively
          considering both the 500:1 and 8:1 forward common stock splits.

          On October 2, 1999 the Company entered into a purchase agreement to acquire 100% of equity interest of Global E-COM, S.A. (Global), a Costa Rican telecommunications company from E-Vegas.COM. Inc., a Nevada corporation, for 10,000,000 shares of authorized and unissued common stock. The acquisition of Global was accounted for as a purchase per APB No. 16.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 1999 and 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          c.   Revenue Recognition Policy

          The Company recognizes revenue upon delivery of the services by the customer.

          d. Basic Loss Per Share

          The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements as follows:

                                       Loss           Shares          Per Share
                                    (Numerator)    (Denominator)        Amount
                                    -----------    -------------      ----------
              For the year ended
               December 31, 1998    $    (1,450)      1,250,000    $      (0.00)

              For the year ended
               December 31, 1999    $   (97,887)      5,259,096    $      (0.02)

          e. Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          f. Income Taxes

          No provision for income taxes has been accrued because the Company has net operation losses from inception. The net operating loss carryforwards of approximately $100,000 at December 31, 1999 expire in 2019. No tax benefit has been reported in the financial statements because the Company is uncertain if the carryforwards will expire unused. accordingly, the potential tax benefits are offset by a valuation account of the same amount.

NOTE 2 -  SHAREHOLDER LOAN

          In October 1999, a shareholder and an officer advanced $40,480 and $91,119, respectively, to the Company. The loans accrue no interest and are unsecured. The loans are due December 31, 2000.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 1999 and 1998


NOTE 3 -  FIXED ASSETS

          Fixed assets at December 31, 1999 consisted of the following:

                                                                         1999
                                                                        ------

                           Telecommunications equipment       $        271,080
                           Less accumulated depreciation               (16,774)

                                                              $        254,306

          Equipment was purchased in the acquisition of Global E-COM, transferring equipment in October 1999. Telecommunications equipment was depreciated over an 8 year life using the straight-line method of depreciation. Office equipment and furniture is depreciated over 5 years.

NOTE 4 -  NOTES RECEIVABLE - RELATED PARTY

          The Company has related party accounts receivable consisting of the following at December 31, 1999:

                           E-Vegas.COM, Inc.                  $         96,417
                           Allied Telecom                              270,066

                           Less: allowance for bad debt               (366,483)

                                       Total                  $              -

          The above companies are start-up companies and have minimal cash flow, therefore, an allowance for bad debt was made for the entire balances.

NOTE 5 -  GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant operations to date, nor does it have an established source of revenues sufficient to allow it to continue as a going concern. It is the intent of the Company to expand the sales of its telephone long distance services.

NOTE 6 -  FOREIGN OPERATIONS

          Business operations and services supplied by the Company are located in Costa Rica S.A. and are subjected to all Costarican laws and regulations.

                            PRESIDENTS TELECOM, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 1999 and 1998


NOTE 7 -  CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS

          The historical information contained herein has been consolidated on a proforma basis. The purchase of GlobalE.com on October 2, 1999 is described in Note 1. The purchase has been presented as though it were effective January 1, 1998. All significant accounting policies for Presidents Telecom, Inc. are the same as the Company's as defined in
          Note 1.

                                                            For the Year Ended
                                                             December 31, 1998
                                       --------------------------------------------------------
                                        Presidents
                                         Telecom,       Global       Proforma        Proforma
                                          Inc.          E-com       Adjustments      Combined
                                       ------------   ----------  --------------    -----------


              Revenues                 $       -      $      -     $      -       $       -
              Cost of products sold            -             -            -               -
                                        ---------      --------     --------      ----------
              Gross Margin                     -             -            -               -
                                        ---------      --------     --------      ----------
              Depreciation and
               amortization                    -         5,271            -           5,271
              General and
               administration              1,450         3,117            -           4,567
                                        ---------      --------     --------      ----------
                Total Operating
                  Expenses                 1,450        (8,338)           -          (9,838)
                                        ---------      --------     --------      ----------
                     Operating Loss       (1,450)       (8,338)           -          (9,838)
                                        ---------      --------     --------      ----------
                     Net Loss          $  (1,450)    $  (8,338)    $      -       $  (9,838)
                                        ---------      --------     --------      ----------